Fair Value	6 Months Ended
Jun. 30, 2013
Fair Value Disclosures [Abstract]
Fair Value

Note 14. Fair Value

Fair value is a market-based measurement, and should be determined based on the assumptions that market participants would use in pricing an asset or liability. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels are defined as follows:

•	Level 1—Inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets;

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Level 2—Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument; and

•	Level 3—Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The carrying amount of rents and other receivables, restricted cash for resident security deposits, escrow deposits, prepaid expenses, accounts payable and accrued expenses and amounts payable to affiliates approximate fair value because of the short maturity of these amounts.

As the Company’s credit facility bears variable interest at 30 day LIBOR plus 2.75% and was recently entered into on March 7, 2013 (see Note 5), management believes the carrying value of the credit facility as of June 30, 2013 reasonably approximates fair value, which has been estimated by discounting future cash flows at market rates (Level 2).

The Company’s contingently convertible series E units liability (see Note 10) is the only financial instrument recorded at fair value on a recurring basis within our consolidated financial statements and is valued using a Monte Carlo Simulation model. A Monte Carlo simulation is incorporated given that the value of the securities is path dependent, meaning that their value depends on the average of a sequence of the prices of the underlying asset over some predetermined period of time. Inputs to the model include a risk-free rate corresponding to the assumed timing of the conversion date and a volatility input based on the historical volatilities of selected peer group companies. The starting point for the simulation is the most recent trading price in the Company’s Class A common shares, into which the Series E units are ultimately convertible. The timing of such conversion is based on the provisions of the contribution agreement and the Company’s best estimate of the events that trigger such conversions. The following table sets forth the fair value of the contingently convertible series E units liability as of June 30, 2013 (in thousands):

		June 30, 2013
Description	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Contingently convertible Series E units liability	$64,881	$—	$—	$64,881

Changes in inputs or assumptions used in the Monte Carlo simulation used to value the contingently convertible Series E units liability may have a material impact on the resulting valuation. There were no changes in fair value of the Series E units liability between June 10, 2013 (date of issuance) and June 30, 2013.